Exhibit 10.2

THIRD AMENDMENT TO LEASE AGREEMENT

(900 Enchanted Way, Simi Valley, CA 93065)

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "Third Amendment") dated for reference as of October 16, 2024, is entered into by and between HILLSIDE III LLC, a California limited liability company, as Lessor, and AEROVIRONMENT, INC., a Delaware corporation, as Lessee, with reference to the following:

Recitals

A.Lessor and Lessee have entered into that certain AIR Commercial Real Estate Association Standard Industrial/Commercial Lease - Net, dated March 1, 2008, as addended, and as amended by that certain First Amendment to Lease Agreement, dated December 1, 2013 (the "First Amendment"), for the premises located at 900 Innovators Way, Simi Valley, CA 93065 (formerly known as 900 Enchanted Way, Simi Valley, CA 93065), more particularly described therein (collectively, the "Lease").  Each initially capitalized term not defined in this Third Amendment shall have the meaning ascribed to such term in the Lease.  Each sectional reference below shall mean and refer to the corresponding section of the Lease.

B.Lessor and Lessee desire and intend to amend the Lease on the terms and conditions set forth hereinbelow.

NOW, THEREFORE, in consideration of the terms and provisions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby amends the Lease as follows:

1.	TERM. The term of the Lease is hereby extended for a period of FIVE (5) years,

commencing on June 1, 2025 and terminating on May 31, 2030 (the "Termination Date").

2. BASE RENT:  Subject to the terms of Section 3, below, the Base Rent for the Premises shall be increased to the amounts provided below during the applicable periods listed below:

(a)   For the period from June 1, 2025 to and including May 31, 2026, the Base Rent for the Premises shall be $75,096.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(b)   For the period from June 1, 2026 to and including May 31, 2027, the Base Rent for the Premises shall be $77,349.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(c)   For the period from June 1, 2027 to and including May 31, 2028, the Base Rent for the Premises shall be $79,669.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(d)   For the period from June 1, 2028 to and including May 31, 2029, the Base Rent for the Premises shall be $82,060.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(e) For the period from June 1, 2029 to and including May 31, 2030, the Base Rent for the Premises shall be $84,522.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended.

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Exhibit 10.2

3. CONTINGENCY. Landlord and Tenant acknowledge and agree that the Base Rent schedule provided in Section 2 above is conditioned upon the execution by Tenant, not later than December 31, 2024, of amendments the parties are currently negotiating regarding space leased by Tenant at 994 Innovators Way and 996 Innovators Way (the “Other Amendments”). The Other Amendments are attached hereto as Exhibit A. If Tenant fails to execute the Other Amendments by December 31, 2024, then Tenant’s lease of space at 994 Innovators Way and 996 Innovators Way shall remain unmodified, but the following Base Rent schedule shall be substituted for the one in Section 2, above:

(a)   For the period from June 1, 2025 to and including May 31, 2026, the Base Rent for the Premises shall be $85,336.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(b)   For the period from June 1, 2026 to and including May 31, 2027, the Base Rent for the Premises shall be $87,896.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(c)   For the period from June 1, 2027 to and including May 31, 2028, the Base Rent for the Premises shall be $90,533.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(d)   For the period from June 1, 2028 to and including May 31, 2029, the Base Rent for the Premises shall be $93,249.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(e) For the period from June 1, 2029 to and including May 31, 2030, the Base Rent for the Premises shall be $96,047.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended.

4.  NO ABATEMENT OF RENT.  Paragraph 4 of the Second Amendment relating to prior Base Rent abatement is deleted in its entirety.  There shall be no abatement of Base Rent under this Third Amendment.

5.OPTION TO EXTEND TERM:  Lessee is granted one option to extend the lease for a period of five (5) years commencing immediately after the expiration of the current lease term. It shall be the obligation of Lessee to notify Lessor of its intention to exercise its option to renew within the period between 270 days and 360 days prior to the day that the current lease term expires. The notification of the intent to exercise its option shall be sent by Lessee in writing by U.S. mail certified, overnight courier delivery or registered with return receipt requested.

The commencement rent for the first month of the option period shall be equal to comparable market rent for a similar building located within a ten-mile radius of the lease property giving consideration to all concessions, tenant improvement allowance and rental abatement for a non-renewal and non-sublease space. In analyzing the comparable building properties, the parties may take into account all factors including ceiling height, parking ratio, loading docks, loading doors and height/size of those doors, HV AC, office build out, electrical power and distribution, skylights, yard space, the general location and the view from inside the Building.

Upon receipt within the time period spelled out above and the Lessee’s exercise of its option to extend said lease both parties will meet and confer in an attempt to arrive at the beginning rent during the option period. If the parties are not able to agree on the option period rent, each party shall designate an indepedent licensed real estate broker who has dealt with industrial property in the Simi Valley for not less than five (5) years (and who shall not be a current or former employee of either party) from the date of his appointment, and is at that time employed by an established real estate brokerage firm. If both brokers are unable to agree on the reasonable commencement rent for the option period, then both brokers will attempt to designate a third broker with qualifications at least as stringent as those required of the original brokers.

Initials __MK__ /_ML__

Exhibit 10.2

Said third broker shall be given all of the material used by the original brokers to base their reasonable market value, and said broker shall make his own investigation. The third broker then shall select the opinion of one broker as the most correct value, and the value selected by said third broker shall be binding upon the parties.

If two original brokers cannot agree on a third broker, or if the third broker is unacceptable to the parties as defined herein, then either party may request that the presiding judge of the Superior Court of the County of Ventura select a commercial real estate broker from the list usually kept by said presiding judge, and said appointed brokers opinion shall be absolutely binding on all parties.

Any outside broker representing Lessee will receive a commission in an amount to be negotiated  for the option term, payable by Lessor.

If Lessee is in monetary default on the date of giving the option notice or at any time prior to the commencement of the renewal term, the option notice shall be totally ineffective and this Lease shall expire at the end of the current term.

Notwithstanding the foregoing, the new Market Rent Value shall not be less than the rent payable for the month immediately preceding the rent adjustment.

6.BROKER'S FEE.  Except as previously paid by either Lessor or Lessee, Lessor agrees to pay to CBRE. Inc., (the "Broker") any broker's fee due to the Broker as a result of the terms of this Third Amendment.

7.WARRANTIES AND REPRESENTATIONS. Lessee warrants and represents to Lessor that: (a) there are no present and outstanding breaches of the Lease by Lessor and (b) Lessee currently has no claims or offsets of any kind or nature against Lessor.

8.LEASE CONTINUES IN FULL FORCE AND EFFECT. Except as set forth in this Third Amendment, the Lease remains unmodified and continues in full force and effect in accordance with its terms.

9.SUCCESSES AND ASSIGNS. This Third Amendment shall be binding on Lessor's and Lessee's respective successors and assigns.

10.COUNTERPARTS. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

11. PARKING LOT REFURBISHMENT. Within a reasonable time after the completion of the repair and remediation of the storm drain system and sinkhole currently present in the parking lot of the Premises, Lessee shall, refurbish the parking lot including new asphalt, slurry coat and restriping of the parking area at the property, and fill and seal all cracks in the parking lot at Lessee’s sole cost and expense.  For the avoidance of any doubt, all costs related to the repair and remediation of the storm drain system and sinkhole shall be borne by the Landlord as currently agreed to by the parties.

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Exhibit 10.2

IN WITNESS WHEREOF, Lessor and Lessee hereby execute this Third Amendment as of the date and year first written above.

Dated this _16th_ day of _Oct__, 2024.

"LESSOR""LESSEE"

HILLSIDE III LLC	AEROVIRONMENT, INC.

A California Limited Liability Company A Delaware Corporation

MID VALLEY PROPERTIES,

Managing Agent

By___/s/ Mark Lewis_______________________

Mark Lewis

Sr. Manager, Real Estate, Facilities and EH&S

By___/s/ Margaret Kestly___________________

Margaret Kestly, Authorized Agent

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Exhibit 10.2

EXHIBIT A

OTHER AMENDMENTS

THIRD AMENDMENT TO LEASE AGREEMENT

(994 Innovators Way, Simi Valley, CA 93065)

THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "Third Amendment") dated for reference as of August 6, 2024, is entered into by and between HILLSIDE ASSOCIATES II, LLC,           a California limited liability company, as Lessor, and AEROVIRONMENT, INC., a Delaware corporation, as Lessee, with reference to the following:

Recitals

A.Lessor and Lessee have entered into that certain AIR Commercial Real Estate Association Standard Industrial/Commercial Lease - Net, dated April 21, 2008, as addended, and as amended by that certain First Amendment to Lease Agreement, dated December 1, 2013 (the "First Amendment"), for the premises formerly known as 994 Flower Glen Street, Simi Valley, CA 93065 and now commonly known as 994 Innovators Way, Simi Valley, CA 93065, more particularly described therein (collectively, the "Lease") .  Each initially capitalized term not defined in this Second Amendment shall have the meaning ascribed to such term in the Lease.  Each sectional reference below shall mean and refer to the corresponding section of the Lease.

B.Lessor and Lessee desire and intend to amend the Lease on the terms and conditions set forth hereinbelow.

NOW, THEREFORE, in consideration of the terms and provisions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby amends the Lease as follows:

1.TERM.  The term of the Lease is hereby extended for a period of FOUR (4) years, commencing on December 1, 2027 and terminating on November 30, 2031 (the "Termination Date").

2. BASE RENT:  The Base Rent for the Premises shall be increased to the amounts provided below during the applicable periods listed below:

(a)   For the period from December 1, 2027 to and including November 30, 2028, the Base Rent for the Premises shall be $41,758.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(b)   For the period from December 1, 2028 to and including November 30, 2029, the Base Rent for the Premises shall be $43,011.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(c)   For the period from December 1, 2029 to and including November 30, 2030, the Base Rent for the Premises shall be $44,301.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(d)   For the period from December 1, 2030 to and including November 30, 2031, the Base Rent for the Premises shall be $45,630.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended.

Initials __MK__ /_ML__

Exhibit 10.2

4.  NO ABATEMENT OF RENT.  Paragraph 3 of the First Amendment relating to prior Base Rent abatement is deleted in its entirety.  There shall be no abatement of Base Rent under this Third Amendment.

5.OPTION TO EXTEND TERM:  Lessee is granted one option to extend the lease for a period of five (5) years commencing immediately after the expiration of the current lease term. It shall be the obligation of Lessee to notify Lessor of its intention to exercise its option to renew within the period between 270 days and 360 days prior to the day that the current lease term expires. The notification of the intent to exercise its option shall be sent by Lessee in writing by U.S. mail certified, overnight courier delivery or registered with return receipt requested.

The commencement rent for the first month of the option period shall be equal to comparable market rent for a similar building located within a ten-mile radius of the lease property giving consideration to all concessions, tenant improvement allowance and rental abatement for a non-renewal and non-sublease space. In analyzing the comparable building properties, the parties may take into account all factors including ceiling height, parking ratio, loading docks, loading doors and height/size of those doors, HV AC, office build out, electrical power and distribution, skylights, yard space, the general location and the view from inside the Building.

Upon receipt within the time period spelled out above and the Lessee’s exercise of its option to extend said lease both parties will meet and confer in an attempt to arrive at the beginning rent during the option period. If the parties are not able to agree on the option period rent, each party shall designate a licensed real estate broker who has dealt with industrial property in the Simi Valley for not less than five (5) years from the date of his appointment (who shall not have be a current or former employee of either party), and is at that time employed by an established real estate brokerage firm. If both brokers are unable to agree on the reasonable commencement rent for the option period, then both brokers will attempt to designate a third broker with qualifications at least as stringent as those required of the original brokers. Said third broker shall be given all of the material used by the original brokers to base their reasonable market value, and said broker shall make his own investigation. The third broker then shall select the opinion of one broker as the most correct value, and the value selected by said third broker shall be binding upon the parties.

If two original brokers cannot agree on a third broker, or if the third broker is unacceptable to the parties as defined herein, then either party may request that the presiding judge of the Superior Court of the County of Ventura select a commercial real estate broker from the list usually kept by said presiding judge, and said appointed brokers opinion shall be absolutely binding on all parties.

Any outside broker representing Lessee will receive a commission in an amount to be negotiated for the option term, payable by Lessor.

If Lessee is in monetary default on the date of giving the option notice or at any time prior to the commencement of the renewal term, the option notice shall be totally ineffective and this Lease shall expire at the end of the current term.

Notwithstanding the foregoing, the new Market Rent Value shall not be less than the rent payable for the month immediately preceding the rent adjustment.

6.BROKER'S FEE.  Except as previously paid by either Lessor or Lessee, Lessor agrees to pay to CBRE. Inc., (the "Broker") any broker's fee due to the Broker as a result of the terms of this Third Amendment.

7.WARRANTIES AND REPRESENTATIONS. Lessee warrants and represents to Lessor that: (a) there are no present and outstanding breaches of the Lease by Lessor and (b) Lessee currently has no claims or offsets of any kind or nature against Lessor.

Initials __MK__ /_ML__

Exhibit 10.2

8.LEASE CONTINUES IN FULL FORCE AND EFFECT. Except as set forth in this Third Amendment, the Lease remains unmodified and continues in full force and effect in accordance with its terms.

9.SUCCESSES AND ASSIGNS. This Third Amendment shall be binding on Lessor's and Lessee's respective successors and assigns.

10.COUNTERPARTS. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee hereby execute this Third Amendment as of the date and year first written above.

Dated this _____ day of _______, 2024.

"LESSOR""LESSEE"

HILLSIDE ASSOCIATES II, LLC	AEROVIRONMENT, INC.

A California Limited Liability Company A Delaware Corporation

MID VALLEY PROPERTIES,

Managing Agent

By___________________________________

By_________________________________

Margaret Kestly, Authorized Agent

Initials __MK__ /_ML__

Exhibit 10.2

SECOND AMENDMENT TO LEASE AGREEMENT

(996 Innovators Way, Simi Valley, CA 93065)

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Second Amendment") dated for reference as of August 6, 2024, is entered into by and between HILLSIDE ASSOCIATES II, LLC, a California limited liability company, as Lessor, and AEROVIRONMENT, INC., a Delaware corporation, as Lessee, with reference to the following:

Recitals

A.Lessor and Lessee have entered into that certain AIR Commercial Real Estate Association Standard Industrial/Commercial Lease - Net, dated December 12, 2013, for the premises formerly known as 996 Flower Glen Street, Simi Valley, CA 93065 and now commonly known as 996 Innovators Way, Simi Valley, CA 93065, more particularly described therein (collectively, the "Lease").  Each initially capitalized term not defined in this Second Amendment shall have the meaning ascribed to such term in the Lease.  Each sectional reference below shall mean and refer to the corresponding section of the Lease.

B.Lessor and Lessee desire and intend to amend the Lease on the terms and conditions set forth hereinbelow.

NOW, THEREFORE, in consideration of the terms and provisions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby amends the Lease as follows:

1.TERM.  The term of the Lease is hereby extended for a period of FOUR (4) years, commencing on December 1, 2027 and terminating on November 30, 2031 (the "Termination Date").

2.BASE RENT:  The Base Rent for the Premises shall be increased to the amounts provided below during the applicable periods listed below:

(a)   For the period from December 1, 2027 to and including November 30, 2028, the Base Rent for the Premises shall be $39,137.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(b)   For the period from December 1, 2028 to and including November 30, 2029, the Base Rent for the Premises shall be $40,311.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(c)   For the period from December 1, 2029 to and including November 30, 2030, the Base Rent for the Premises shall be $41,521.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended;

(d)   For the period from December 1, 2030 to and including November 30, 2031, the Base Rent for the Premises shall be $42,767.00 per month, together with such other assessments, additions and pass-throughs as are set forth in the Lease, as amended.

4.  NO ABATEMENT OF RENT.  Addendum (entitled “Base Rent Patial Abatement”) of that certain December 12, 2013 lease relating to prior Base Rent partial abatement is deleted in its entirety.  There shall be no abatement of Base Rent under this Second Amendment.

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Exhibit 10.2

5.OPTION TO EXTEND TERM:  Lessee is granted one option to extend the lease for a period of five (5) years commencing immediately after the expiration of the current lease term. It shall be the obligation of Lessee to notify Lessor of its intention to exercise its option to renew within the period between 270 days and 360 days prior to the day that the current lease term expires. The notification of the intent to exercise its option shall be sent by Lessee in writing by U.S. mail certified, overnight courier delivery or registered with return receipt requested.

The commencement rent for the first month of the option period shall be equal to comparable market rent for a similar building located within a ten-mile radius of the lease property giving consideration to all concessions, tenant improvement allowance and rental abatement for a non-renewal and non-sublease space. In analyzing the comparable building properties, the parties may take into account all factors including ceiling height, parking ratio, loading docks, loading doors and height/size of those doors, HV AC, office build out, electrical power and distribution, skylights, yard space, the general location and the view from inside the Building.

Upon receipt within the time period spelled out above and the Lessee’s exercise of its option to extend said lease both parties will meet and confer in an attempt to arrive at the beginning rent during the option period. If the parties are not able to agree on the option period rent, each party shall designate a licensed real estate broker who has dealt with industrial property in the Simi Valley for not less than five (5) years from the date of his appointment (who shall not be a current or former employee of either party), and is at that time employed by an established real estate brokerage firm. If both brokers are unable to agree on the reasonable commencement rent for the option period, then both brokers will attempt to designate a third broker with qualifications at least as stringent as those required of the original brokers. Said third broker shall be given all of the material used by the original brokers to base their reasonable market value, and said broker shall make his own investigation. The third broker then shall select the opinion of one broker as the most correct value, and the value selected by said third broker shall be binding upon the parties.

If two original brokers cannot agree on a third broker, or if the third broker is unacceptable to the parties as defined herein, then either party may request that the presiding judge of the Superior Court of the County of Ventura select a commercial real estate broker from the list usually kept by said presiding judge, and said appointed brokers opinion shall be absolutely binding on all parties.

Any outside broker representing Lessee will receive acommission in an amount to be negotiated  for the option term, payable by Lessor.

If Lessee is in monetary default on the date of giving the option notice or at any time prior to the commencement of the renewal term, the option notice shall be totally ineffective and this Lease shall expire at the end of the current term.

Notwithstanding the foregoing, the new Market Rent Value shall not be less than the rent payable for the month immediately preceding the rent adjustment.

6.BROKER'S FEE.  Except as previously paid by either Lessor or Lessee, Lessor agrees to pay to CBRE. Inc., (the "Broker") any broker's fee due to the Broker as a result of the terms of this Second Amendment.

7.WARRANTIES AND REPRESENTATIONS. Lessee warrants and represents to Lessor that: (a) there are no present and outstanding breaches of the Lease by Lessor and (b) Lessee currently has no claims or offsets of any kind or nature against Lessor.

8.LEASE CONTINUES IN FULL FORCE AND EFFECT. Except as set forth in this Second Amendment, the Lease remains unmodified and continues in full force and effect in accordance with its terms.

Initials __MK__ /_ML__

Exhibit 10.2

9.SUCCESSES AND ASSIGNS. This Second Amendment shall be binding on Lessor's and Lessee's respective successors and assigns.

10.COUNTERPARTS. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee hereby execute this Second Amendment as of the date and year first written above.

Dated this _____ day of _______, 2024.

"LESSOR""LESSEE"

HILLSIDE ASSOCIATES II, LLC	AEROVIRONMENT, INC.

A California Limited Liability Company A Delaware Corporation

MID VALLEY PROPERTIES

Managing Agent

By___________________________________

By_________________________________

Margaret Kestly, Authorized Agent

Initials __MK__ /_ML__